12. INCOME TAXES	12 Months Ended
Dec. 31, 2018
Income Tax Disclosure [Abstract]
INCOME TAXES

Cayman Islands: Under the current tax laws of the Cayman Islands, the Company and its subsidiaries are not subject to tax on their income or capital gains.

Hong Kong: The Company’s subsidiary in Hong Kong did not have assessable profits that were derived from Hong Kong during the years ended December 31, 2018, 2017 and 2016. Therefore, no Hong Kong profit tax has been provided for in the periods presented.

The two-tier profits tax rates system was introduced under the Inland Revenue (Amendment)(No.3) Ordinance 2018 (“the Ordinance”) of Hong Kong became effective for the assessment year 2018/2019. Under the two-tier profit tax rates regime, the profits tax rate for the first HKD 2 million (approximately $255,180) of assessable profits of a corporation will be subject to the lowered tax rate, 8.25% while the remaining assessable profits will be subject to the legacy tax rate, 16.5%. The Ordinance only allows one entity within a group of “connected entities” is eligible for the two-tier tax rate benefit. An entity is a connected entity of another entity if (1) one of them has control over the other; (2) both of them are under the control (more than 50% of the issued share capital) of the same entity; (3) in the case of the first entity being a natural person carrying on a sole proprietorship business-the other entity is the same person carrying on another sole proprietorship business. Since ACG, Fancy Think Limited and Eastern Eagle are wholly owned and under the control of Fincera, all entities are connected entities. Under the Ordinance, it is an entity’s election to nominate the entity that will be subject to the two-tier profits tax rates on its Profits Tax Return. The election is irrevocable. The Company has not elected an entity to apply for the two-tire profit tax rates yet.

China: The foreign invested enterprises and domestic companies are generally subject to enterprise income tax at a uniform rate of 25%. Pursuant to the relevant laws and regulations in the PRC, Shijiazhuang Chuanglang Trade is regarded as a small and micro entity, and thus enjoys preferential tax treatments, which is 10% as the enterprise income tax from January 1, 2018 to December 31, 2020. For Shijiazhuang Chuanglang Trade, it has not make profit yet. The Company’s PRC subsidiary and other subsidiaries of the VIE are subject to a standard 25% EIT.

Summaries of the income tax (benefit) provision attributable to continued operations in the consolidated statements of operations are as follows:

	Years Ended December 31,
	2018	2017	2016
	RMB	RMB	RMB

Current	91,762	38,860	42,821
Deferred	12,042	(39,738)	(34,287)
Total	103,804	(878)	8,534

The tax effects of temporary differences of continuing operations representing deferred income tax assets / liabilities result principally from the following:

	December 31,
	2018	2017
	RMB	RMB
Deferred income tax assets:
Provision for credit losses	98,290	8,494
Accrued liabilities	28,062	114,239
Tax loss carried forward	95,479	86,854
	221,831	209,587
Valuation allowance	(2,476)	—
Deferred tax assets, net	219,355	209,587

As of December 31, 2018 and 2017, deferred income tax assets are derived from accrued liabilities, provision for credit losses and tax loss carried forward arising from the same tax jurisdictions in China. The Company recorded RMB 2,476 and nil valuation allowances against the deferred tax assets arose from unutilized advertising expense as of December 31, 2018 and 2017 respectively, because it is considered more likely than not that these deferred tax assets will not be realized in the future as the Company expects to spend more on advertising in 2019 while the unutilized advertising expenses could only carry forward for one year.

For the year ended December 31, 2018, total valuation allowance increased by approximately RMB2.5 million. For the year ended December 31, 2017, nil valuation allowance was recorded, as the Company measured its U.S. deferred tax assets using the statutory rate of 25% continuously, there is no effective tax rate impact to the Company.

At December 31, 2018, the Company had RMB381,918 of tax loss carry forwards that expires through December 31, 2023.

The difference between the effective income tax rate and the expected statutory rate on income (loss) from operations was as follows:

	December 31,
	2018	2017	2016
Statutory EIT rate	25.0%	25.0%	25.0%
Non-deductible expenses	1.2%	(37.7%)	(11.7%)
Non-taxable income	(0.8%)	35.7%	(138.0%)
Tax-exempt entities *	1.6%	(79.3%)	(48.2%)
Additional deduction for research and development expenses **	(0.2%)	43.8%	—%
Different tax rates in other jurisdictions	—%	20.1%	(3.8%)
Change in allowance	0.6%	—%	—%
Effective tax rate	27.4%	7.6%	(176.7%)

*Tax-exempt entities represent entities outside of China and Hong Kong for which the statutory tax rate is zero.

**Additional deduction for research and development expenses represent additional 75% of research and development expenses could be deducted from profit before tax, which had been approved by local tax bureau in May 2017.

The Company adopted the guidance on accounting for uncertainties in income taxes, which prescribes a more likely than not threshold for financial statement recognition and measurement of a tax position taken or expected to be taken in a tax return. Guidance was also provided on de-recognition of income tax assets and liabilities, classification of current and deferred income tax assets and liabilities, accounting for interest and penalties associated with tax positions, accounting for income taxes in interim periods, and income tax disclosures. Significant judgment is required in evaluating the Company’s uncertain tax positions and determining its provision for income taxes. The Company has elected to classify interest related to an uncertain tax position (if and when required) to interest expense, and classify penalties related to an uncertain tax position (if and when required) as part of income tax expense in the consolidated statements of operations. For the years ended December 31, 2018, 2017 and 2016, the Company did not have any significant interest and penalties associated with uncertain tax positions. As of December 31, 2018 and 2017, the Company did not have any significant unrecognized uncertain tax positions and the Company does not believe that its unrecognized tax benefits will change over the next twelve months.

PRC Withholding Tax on Dividends

The current PRC Enterprise Income Tax Law imposes a 10% withholding income tax for dividends distributed by foreign invested enterprises to their immediate holding companies outside the PRC. A lower withholding tax rate will be applied if there is a tax treaty arrangement between the PRC and the jurisdiction of the foreign holding company. Distributions to holding companies in Hong Kong that satisfy certain requirements specified by PRC tax authorities, for example, will be subject to a 5% withholding tax rate.

As of December 31, 2018 and 2017, the Company had not recorded any withholding tax on the retained earnings of its foreign invested enterprises in the PRC. The Company typically intends for its foreign invested enterprises in the PRC to reinvest their earnings to further expand the Company’s business in mainland China. Therefore the Company does not typically intend for these PRC subsidiaries to declare dividends to their immediate foreign holding companies.